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                                                                   EXHIBIT 10.22



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is entered into as of this 25th day of October, 2002, by and among (i) each of the parties identified on the signature page hereof as the Subtenants (collectively, the "Subtenants"), and the party identified on the signature page hereof as the Secured Party (the "Secured Party").



                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Lease Agreement, dated as of October 25, 2002 (together with all amendments, modifications and supplements thereto, collectively, the "Lease"), the Secured Party leased to FVE-CHS LLC, a Delaware limited liability company (the "Tenant"), and the Tenant leased from the Secured Party, certain premises as more particularly described in the Lease, subject to and upon the terms and conditions set forth in the Lease; and

         WHEREAS, pursuant to various Sublease Agreements as further described on Exhibit A attached hereto (collectively, the "Subleases"), the Tenant has subleased the premises demised under the Lease to the subtenants identified on said Exhibit A (collectively, the "Subtenants"), subject to and upon the terms and conditions set forth in the Subleases; and

         WHEREAS, the Lease provides that any assignment or transfer of the Tenant's interest under the Lease shall be subject to such assignee's or transferee's execution of a security agreement granting the Secured Party a security interest in all of such assignee's or transferee's right, title and interest in and to any personal property, intangibles and fixtures (other than accounts receivable) with respect to any Leased Property which is affected by any such assignment or transfer to secure Tenant's obligations under the Lease and the Incidental Documents (collectively, the "Obligations"), which security agreement shall be in form and substance satisfactory to the Secured Party in its sole discretion; and

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, and in accordance with the above described provisions of the Lease, the Subtenants hereby agree as follows:

         Section 1. Definitions. As used in this Agreement, the following terms shall have the meanings specified below. Except as otherwise defined, terms defined in the Uniform Commercial



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Code and used herein without definition shall have the meanings given such terms in the Uniform Commercial Code.

         "Affiliated Person" shall have the meaning given such term in the Lease.

         "Business Day" shall have the meaning given such term in the Lease.

         "Collateral" shall mean all of each Subtenant's right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description (other than Excluded Collateral), wherever located and now existing or hereafter arising, or which constitute or arise from the operation, maintenance or repair of its Subleased Properties or any portion thereof, together with any and all additions and accessions thereto and replacements, products, proceeds (including, without limitation, proceeds of insurance) and supporting obligations thereof, including, but not limited to, the following:

         (a)      all goods, including, without limitation, all Equipment; and

         (b)      all General Intangibles; and

         (c) all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of each Subleased Property, or any portion thereof, and all property from time to time described in any financing statement signed by the Tenant naming the Secured Party as Secured Party; and

         (d) all claims, rights, powers or privileges and remedies relating to the foregoing or arising in connection therewith, including, without limitation, all Licenses and Permits which Tenant legally may grant a security interest in, rights to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval; all liens, security, guaranties, endorsements, warranties and indemnities and all insurance, eminent domain and condemnation awards and claims therefor relating thereto or arising in connection therewith; all rights to property forming the subject matter of any of the foregoing, including, without limitation, rights to stoppage in transit and rights to returned or




                                      -2-

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                  repossessed property; all writings relating to the foregoing or arising in connection therewith; and

         (e) all contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with any of the foregoing (other than Excluded Collateral), including, without limitation, payments due or to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise.

         "Equipment" shall mean all buildings, structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant's Subleased Properties or any portion thereof, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all "equipment" as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

         "Event of Default" shall have the meaning given such term in Section 6.

         "Excluded Collateral" shall mean Accounts or Chattel Paper, Support Obligations, General Intangibles or Deposit Accounts relating to such Accounts or Chattel Paper, Instruments or Investment Property evidencing or arising from such Accounts or Chattel Paper, any documents, books, records or other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to any of the foregoing or any Proceeds of any of the foregoing.

         "Facilities" shall have the meaning given such term in the Lease.

         "General Intangibles" shall mean all present and future general intangibles and contract rights (other than Excluded Collateral) which constitute, arise from or relate to the operation, maintenance or repair of each Subtenant's Subleased Properties, or any portion thereof, including, but not limited to, all causes of action, corporate or business records, inventions, designs, patents, patent applications, trademarks, trademark registrations and applications therefor, goodwill, trade names, trade secrets, trade processes, copyrights, copyright registrations and applications therefor, franchises,


                                      -3-

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customer lists, computer programs,  claims under guaranties,  tax refund claims, rights and claims against carriers and shippers, leases, claims under insurance policies, all rights to indemnification and all other intangible personal property of every kind and nature which constitutes, arises from or relates to the operation, maintenance or repair of such Subleased Properties, or any portion thereof.

         "Incidental Documents" shall have the meaning given such term in the Lease.

         "Instrument" shall have the meaning given such term in Article 9 of the Uniform Commercial Code.

         "Lease" shall have the meaning given such term in the preambles to this Agreement.

         "Leased Property" shall have the meaning given such term in the Lease.

         "Licenses" shall mean all certificates of need (if any), licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of each Subtenant's Subleased Properties or any part thereof pertaining to the operation, maintenance or repair of such Subleased Property or any portion thereof.

         "Obligations" shall have the meaning given such term in the preambles to this Agreement.

         "Overdue Rate" shall have the meaning given such term in the Lease.

         "Permits" shall mean all permits, approvals, consents, waivers, exemptions, variances, franchises, orders, authorizations, rights and licenses obtained or hereafter obtained from any federal, state or other governmental authority or agency relating to the operation, maintenance or repair, of each Subtenant's Subleased Properties, or any portion thereof.

         "Person" shall have the meaning given such term in the Lease.

         "Property" shall have the meaning given such term in the Lease.

         "Rent" shall have the meaning given such term in the Lease.

         "Subleased Properties" shall have the meaning given such term in the Subleases.



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         "Subleases" shall have the meaning given such term in the preamble to this Agreement.

         "Subtenant" shall have the meaning given such term in the preamble to this Agreement.

         "Tenant" shall have the meaning given such term in the preamble to this Agreement.

         "Uniform Commercial Code" means Article 9 of the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts from time to time.

         Section 2. Security Interest. As security for the prompt payment and performance of all the Obligations, each Subtenant hereby grants, pledges, transfers and assigns to the Secured Party, its successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of such Subtenant's right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

         Section 3. General Representations, Warranties and Covenants. Each Subtenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

              (a) Each of the warranties and representations of such Subtenant contained herein or in any other document executed in connection herewith are true and correct on the date hereof.

              (b) Except for the lien granted to the Secured Party pursuant to this Security Agreement and any liens permitted under the Lease, such Subtenant is, and as to the Collateral acquired from time to time after the date hereof such Subtenant will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person, except for the security interest of the Secured Party therein, and the Subtenants shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party. The lien granted in this Agreement by such Subtenant to the Secured Party in the Collateral is not prohibited by and does not constitute a default under any agreements or other

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instruments constituting a part of the Collateral, and no consent is required of any Person to effect such lien which has not been obtained.

              (c) Except as permitted under the Lease, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended so to be, which has not been terminated, and so long as this Agreement remains in effect or any of the Obligations or any obligations of any Affiliated Person of such Subtenant to the Secured Party remain unpaid, such Subtenant will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest of the Secured Party.

              (d) The chief executive office and the principal place of business of such Subtenant are as set forth on Schedule 1 and such Subtenant will not move its chief executive office nor establish any other principal place of business except to such new location as such Subtenant may establish in accordance with this Section 3(d). The location of each Facility comprising a portion of such Subtenant's Subleased Properties are as set forth in Schedule 2. The originals of all documents evidencing Collateral and the only original books of account and records of such Subtenant relating thereto are, and will continue to be, kept at such chief executive office or the applicable Facility, as the case may be, or at such new location as the Subtenants may establish in accordance with this Section 3(d). No Subtenant shall move its chief executive office or establish any other principal place of business until (i) such Subtenant shall have given to the Secured Party not less than ten (10) days' prior written notice of its intention to do so, which notice shall clearly describe such new location and provide such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, such Subtenant shall have taken such action, satisfactory to the Secured Party (including, without limitation, all action required by Section
5), to maintain the security interest of the Secured Party in the Collateral.

              (e) All tangible personal property owned on the date hereof by such Subtenant to be used in connection with the operation or maintenance of each Subleased Property of such Subtenant, or any portion thereof, is located at each applicable

Subleased Property or is in transit to such Subleased Property from the vendor thereof. Each Subtenant agrees that (i) all such property held by such Subtenant on the date hereof, once at each applicable Subleased Property, shall remain at such Subleased Property and (ii) all such property subsequently acquired by such Subtenant shall immediately upon acquisition be transferred to and remain at the applicable Subleased Property.

              (f) Such Subtenant's corporate name and organizational identification number are as set forth on Schedule 1. The name under which each of the Facilities is operated is set forth on Schedule 2. Each Subtenant agrees that it shall not (i) change such name without providing the Secured Party with thirty (30) days' prior written notice and making all filings and taking all such other actions as the Secured Party determines are necessary or appropriate to continue or perfect the security interest granted hereunder, (ii) change its corporate organizational number, nor (iii) conduct its business in any other name or take title to any Collateral in any other name while this Agreement remains in effect. Except as otherwise set forth on Schedule 1, no Subtenant has ever had any other name or conducted business in any other name in any jurisdiction. Each Subtenant's organizational structure is as set forth on
Schedule 1. Subject to the terms and conditions of the Lease and its Sublease, no Subtenant shall change its organizational structure or jurisdiction of organization without giving at least thirty (30) days' prior written notice thereof to the Secured Party.

              (g) The Secured Party is authorized (but is under no obligation) to make, upon ten (10) Business Days' notice to any applicable Subtenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Party's opinion are necessary to:

              (i) discharge any liens which have or may take priority over the lien hereof; and

              (ii) pay all premiums payable on the insurance policies referred to in the Lease or any other document or agreement executed in connection therewith or herewith, upon the failure of the Tenant to make such payments within the time permitted therein.

No Subtenant shall have any claim against the Secured Party by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(g). Each Subtenant shall repay to the Secured Party any sums paid by the Secured Party upon demand. Any sums paid and expenses incurred by the Secured Party pursuant to this paragraph shall bear interest at the Overdue Rate.

              (h) If any of the Collateral at any time becomes evidenced by an Instrument, the Subtenant which owns such Collateral shall promptly deliver such Instrument to the Secured Party, appropriately endorsed to the order of the Secured Party, to be held pursuant to this Agreement.

              (i) No Subtenant shall sell, transfer, change the registration, if any, of, dispose of, attempt to dispose of, or substantially modify or abandon the Collateral or any material part thereof, other than as permitted under the Lease, without the prior written consent of the Secured Party. Except as permitted under the Lease, no Subtenant shall create, incur, assume or suffer to exist any lien upon any of the Collateral without the prior written consent of the Secured Party.

              (j) No Subtenant shall assert against the Secured Party any claim or defense which such Subtenant may have against any seller of the Collateral or any part thereof or against any Person with respect to the Collateral or any part thereof.

              (k) Each Subtenant shall, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder and under such other agreements or (iv) the failure by such Subtenant to perform or observe any of the provisions hereof.

              (l) Each Subtenant shall indemnify and hold harmless the Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Secured Party in any way relating to or arising out of this Agreement or arising out of such Subtenant's obligations under any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or of any such other documents.

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         Section 4. Special Provisions Concerning Equipment. No Subtenant shall impair the rights of the Secured Party in the Equipment. Regardless of the manner of the affixation of any Equipment to real property, the Equipment so attached shall at all times constitute and remain personal property. Each Subtenant retains all liability and responsibility in connection with its Equipment and the liability of the Subtenant to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen or damaged or for any reason whatsoever have become unavailable to such Subtenant. Upon the request of the Secured Party, any Subtenant shall provide to the Secured Party a current list its Equipment.

         Section 5.  Financing Statements; Documentary Stamp Taxes.

              (a) Each Subtenant shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such lists, descriptions and designations of inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Secured Party reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. Each Subtenant authorizes the Secured Party to file any such financing statements without the signature of the Tenant and the Tenant will pay all applicable filing fees and related expenses. To the extent permitted by law, a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement.

              (b) Each Subtenant shall procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law with respect to its Collateral, and the Subtenants shall indemnify and hold harmless the Secured Party from and against any liability (including interest and penalties) in respect of such documentary stamp taxes.

         Section 6. Event of Default. For purposes of this Agreement, the term "Event of Default" shall mean (a) the occurrence of an Event of Default under the Lease or any document or agreement executed in connection therewith; (b) the failure of any Subtenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for



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a period  of ten (10)  Business  Days  after  written  notice  thereof;  (c) any representation or warranty contained herein or made by any Subtenant in connection herewith shall prove to have been false or misleading in any material respect when made; or (d) the occurrence of any default or event of default under any document, instrument or agreement evidencing the Obligations.

         Section 7.  Remedies.

              (a) Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under the Lease or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, any Subtenant, in the name of such Subtenant or in the name of the Secured Party or otherwise:

              (i) with respect to the General Intangibles to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to exercise and enforce any rights and remedies in respect thereof, and to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment and performance thereof;

              (ii) to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude such Subtenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

              (iii) from time to time, at the expense of such Subtenant, to make all such repairs,



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

                     replacements, alterations, additions and improvements to and of the Collateral as the Secured Party may reasonably deem proper; to carry on the business and to exercise all rights and powers of such Subtenant in respect to the Collateral, as the Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing, management and/or operation of the Collateral or any part thereof as the Secured Party may see fit; to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof which rents, issues, profits, fees, revenues and other income may be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys' fees);

              (iv) to execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

              (v) upon notice to such effect, to require any Subtenant to deliver, at such Subtenant's expense, any or all Collateral which is reasonably movable to the Secured Party at a place designated by the Secured Party, and after delivery thereof the Tenant shall have no further claim to or interest in the Collateral; and

              (vi) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of



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                     redemption thereof, at public or private sale, for cash,
                     upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

Each Subtenant hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law. The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to any Subtenant.

              (b) Upon the occurrence and during the continuance of an Event of Default, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, such Subtenant shall remain liable for any deficiency or performance thereof, as applicable.

              (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement:

              (i) the Secured Party may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

              (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

              (iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of any Subtenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against such Subtenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under such Subtenant, its successors or assigns;

              (iv) the receipt of the Secured Party or of the officers thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

              (v) to the extent that it may lawfully do so, each Subtenant agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other document, the Lease or any other document or agreement entered into in connection herewith or therewith, and each Subtenant hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Secured Party in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force.

In the event of any sale of Collateral pursuant to this Section 7, the Secured Party shall, at least ten (10) days before such sale, give the Subtenant written notice of its intention to sell, except that, if the Secured Party shall determine in its reasonable discretion that any such Collateral threatens to decline in value, any such sale may be made upon three (3) days' written notice to the applicable Subtenant, which time periods each Subtenant hereby agrees are reasonable.

              (d) The Secured Party is hereby irrevocably appointed the true and lawful attorney-in-fact of each Subtenant in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property sold pursuant to this Section 7 and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose it may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, each Subtenant hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. If so requested by the Secured Party or by any purchaser, each Subtenant shall ratify and confirm any such sale or transfer by executing and delivering to the Secured Party or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request.

         Section 8. Application of Moneys. All moneys which the Secured Party shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of without limitation, the reasonable fees and disbursements of its counsel and agents), and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations or any other obligations of the Tenant or the Subtenants (or their affiliates) to the Secured Party, and then to any other amounts outstanding on any such Obligations and then as required by law to any other parties having an interest therein.

         Section 9. Waivers, Etc. Each Subtenant, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, notice, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder or in connection with any Obligations or any Collateral; waives all rights to require a marshaling of assets by the Secured Party; consents to and waives notice of (i) the substitution, release or surrender of any Collateral, (ii) the addition or release of Persons primarily or secondarily liable on any Obligation or on any Collateral, (iii) the acceptance of partial payments on any Collateral and/or the settlement or compromise thereof, (iv) any requirement of diligence or promptness on the part of the Secured Party in the enforcement of any rights in respect of any Collateral or any other agreement or instrument directly or indirectly relating thereto, and (v) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Collateral. No delay or omission on the part of the Secured Party or any holder of Obligations in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder. No waiver of any such right on any one occasion shall be construed as a bar to or waiver of any such right on any future occasion. No course of dealing between any Subtenant and the Secured Party or any holder of Obligations, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party or any holder of Obligations, any right, power or privilege hereunder or under any of the Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

         Each Subtenant further waives any right it may have under the constitution of any state or commonwealth in which any of the Collateral may be located, or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Party, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. EACH SUBTENANT'S WAIVERS UNDER THIS SECTION 9 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER SUCH SUBTENANT HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

         The Secured Party shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the maximum extent permitted by applicable law, each Subtenant hereby agrees that it will not invoke any law relating to the marshalling of collateral which, might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, each Subtenant hereby irrevocably waives the benefits of all such laws.

         Section 10. Further Assurances as to Collateral; Attorney-in-Fact. From time to time hereafter, each Subtenant will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, mortgages, collateral assignments and other security documents), and will take all such actions as the Secured Party may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Party's rights with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by such Subtenant which may be deemed to be a part of the Collateral) pursuant hereto and thereto. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Subtenants for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation financing or continuation statements, deeds to secure debt, mortgages, assignments, conveyances, assignments and transfers which are required to be taken or executed by any Subtenant under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of such Subtenant.

         Section 11. Arbitration. The Secured Party or any Subtenant may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder. Any such dispute shall be resolved in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

         In the event the Secured Party or any Subtenant shall elect to submit any such dispute to arbitration hereunder, the Secured Party and such Subtenant shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either the Secured Party or such Subtenant shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten
(10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Secured Party and the Subtenants, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

         The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Secured Party and one to the Tenant. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

         Section 12. Notices. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with electronic confirmation of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

              (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of electronic confirmation of receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

              (c) All such notices shall be addressed,

         if to the Secured Party to:

                  c/o Senior Housing Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. David J. Hegarty
                  [Telecopier No. (617) 796-8349]



         if to any Subtenant to:

                  c/o Five Star Quality Care, Inc.
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. Evrett W. Benton
                  [Telecopier No. (617) 332-2261]


              (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective notice addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

         Section 13.  Miscellaneous.

              (a) Each Subtenant agrees that its obligations and the rights of the Secured Party hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party or any holder of the Obligations that it would otherwise suffer irreparable harm, and each Subtenant hereby consents to the issuance of such specific and injunctive relief.

              (b) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Subtenants and the Secured Party. No notice to or demand on any Subtenant in any case shall entitle any Subtenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

              (c) The obligations of each Subtenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of the Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not such Subtenant shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have, including, without limitation, under the Lease or any document or agreement executed in connection herewith or therewith. This Agreement is intended as a supplement for and is not intended to supersede in any respect the Lease or any document or agreement executed in connection herewith or therewith.

              (d) This Agreement shall be binding upon each Subtenant and its successors and assigns and shall inure to the benefit of the Secured Party, and its respective successors and assigns. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

              (e) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

              (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              (g) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principle place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosures are required to be governed by the laws of the state in which the Collateral, or relevant part thereof, is located, the laws of such State shall apply.

         Section 14. Nonliability of Trustees. THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SNH CHS PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE SECURED

PARTY.  ALL PERSONS DEALING WITH THE SECURED PARTY, IN ANY
WAY, SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.





                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.



                                   SUBTENANTS:



                                   FIVE STAR QUALITY CARE-MD, LLC,
                                   a Delaware limited liability company



                                   By:  /s/ Bruce J. Mackey Jr.
                                        --------------------------------------
                                        Bruce J. Mackey Jr.
                                   Its: Treasurer and Chief Financial Officer





                                   FIVE STAR QUALITY CARE-NC, LLC,
                                   a Delaware limited liability company



                                   By:  /s/ Bruce J. Mackey Jr.
                                        --------------------------------------
                                        Bruce J. Mackey Jr.
                                   Its: Treasurer and Chief Financial Officer





                                   FIVE STAR QUALITY CARE-VA, LLC,
                                   a Delaware limited liability company


                                   By:  /s/ Bruce J. Mackey Jr.
                                        --------------------------------------
                                        Bruce J. Mackey Jr.
                                   Its: Treasurer and Chief Financial Officer





                                   SECURED PARTY:



                                   SNH CHS PROPERTIES TRUST,
                                   a Maryland real estate investment trust




                                   By:  /s/ John R. Hoadley
                                        --------------------------------------
                                        John R. Hoadley
                                   Its: Treasurer

                                    EXHIBIT A



                                    SUBLEASES



1. Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC, a Delaware limited liability company, and Five Star Quality Care-MD, LLC, a Delaware limited liability company.

2. Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC, a Delaware limited liability company, and Five Star Quality Care-NC, LLC, a Delaware limited liability company.

3. Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC, a Delaware limited liability company, and Five Star Quality Care-VA, LLC, a Delaware limited liability company.



                                           SCHEDULE 1
----------------------------------------------------------------------------------------------

Subtenant Name, Organizational Structure       Chief Executive Office &           Other Names
& Corporate Identification Number:             Principal Place of Business:
----------------------------------------------------------------------------------------------
Five Star Quality Care-MD, LLC                 400 Centre Street                  None
a Delaware limited liability company           Newton, MA  02458
No: 3561210
----------------------------------------------------------------------------------------------
Five Star Quality Care-NC, LLC                 400 Centre Street                  None
a Delaware limited liability company           Newton, MA  02458
No: 3561212
----------------------------------------------------------------------------------------------
Five Star Quality Care-VA, LLC                 400 Centre Street                  None
a Delaware limited liability company           Newton, MA  02458
No: 3561214
----------------------------------------------------------------------------------------------


                                   SCHEDULE 2



MARYLAND:



         FIVE STAR QUALITY CARE-MD, LLC


         ASPENWOOD

                  14400 Homercrest Road
                  Silver Spring, MD 20906



         HEARTFIELDS AT BOWIE

                  7600 Laurel Bowie Road
                  Bowie, MD 20715



         HEARTFIELDS AT EASTON

                  700 Port Street
                  Easton, MD 21601



         HEARTFIELDS AT FREDERICK (Dearbought Community)

                  1820 Latham Drive
                  Frederick, MD 21701



         HEARTLANDS AT SEVERNA PARK

                  715 Benfield Road
                  Severna Park, MD 21146



NORTH CAROLINA:



         FIVE STAR QUALITY CARE-NC, LLC



         HEARTFIELDS AT CARY

                  1050 Crescent Green Drive
                  Cary, NC 27511



VIRGINIA:



         FIVE STAR QUALITY CARE-VA, LLC



         HEARTFIELDS AT FREDERICKSBURG

                  20 HeartsField Lane
                  Fredericksburg, VA 22405



         HEARTSFIELD AT RICHMOND

                  501 North Allen Avenue
                  (Corner of Grace)
                  Richmond, VA 23220